UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2024

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing that the Company’s third quarter fiscal 2024 results were filed on Form 8-K on February 1, 2024 with the Securities and Exchange Commission (“SEC”) and are available on the Company’s website, at https://investor.mixtelematics.com/financials/quarterly-results/default.aspx. Shareholders are further advised that the board of directors have declared a dividend of 4.50000 South African cents, in respect of the third quarter of fiscal year 2024 which ended on December 31, 2024. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Publication of US GAAP Earnings announcement in respect of the the third quarter fiscal 2024 and declaration of cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: February 1, 2024

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

PUBLICATION OF U.S. GAAP EARNINGS ANNOUNCEMENT IN RESPECT OF THE THIRD QUARTER OF FISCAL YEAR 2024 AND DECLARATION OF CASH DIVIDEND

Shareholders are advised that the Company’s third quarter of fiscal year 2024 results were filed on Form 8-K on February 1, 2024 with the Securities and Exchange Commission (“SEC”) and are available on the Company’s website, at https://investor.mixtelematics.com/financials/quarterly-results/default.aspx.

Shareholders are further advised that the board of directors have declared a dividend of 4.50000 South African cents, in respect of the third quarter of fiscal year 2024 which ended on December 31, 2023.

The salient dates in respect of the cash dividend are as follows:

Last day to trade cum dividend	Tuesday, February 20, 2024
Securities trade ex dividend	Wednesday, February 21, 2024
Record date	Friday, February 23, 2024
Payment date	Monday, February 26, 2024

Share certificates may not be dematerialized or rematerialized between Wednesday, February 21, 2024 and Friday,
February 23, 2024 both days inclusive.

Shareholders are advised of the following additional information:

•the dividend has been declared out of income reserves;
•the local dividends tax rate is 20%;
•the gross local dividend amounts to 4.50000 South African cents per ordinary share;
•the net local dividend amount is 3.60000 South African cents per ordinary share for shareholders liable to pay dividends tax;
•the issued ordinary share capital of MiX Telematics is 607 837 362 ordinary shares of no par value; and

•the Company’s tax reference number is 9155/661/84/7.
RESPONSIBILITY STATEMENT
The board of directors of MiX Telematics collectively and individually accept responsibility for the information contained in this announcement and certify that, to the best of their knowledge and belief, the information contained in this announcement relating to MiX Telematics is true and this announcement does not omit anything that is likely to affect the importance of such information.

February 1, 2024